Exhibit 15


May 4, 2004

Merrill Lynch & Co., Inc.
4 World Financial Center
New York, NY 10080

We have made a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the unaudited interim condensed consolidated financial information of Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch") as of March 26, 2004 and for the three-month periods ended March 26, 2004 and March 28, 2003, as indicated in our report dated May 4, 2004; because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended March 26, 2004, is incorporated by reference in the following Registration Statements, as amended:

Filed on Form S-8:

     Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

     Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

     Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)

     Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)

     Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

     Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

     Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
        (Puerto Rico))

     Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
        Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

     Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-13367 (Restricted Stock Plan for Former
        Employees of Hotchkis and Wiley)

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      Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
         Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

      Registration Statement No. 333-18915 (Long-Term Incentive Compensation
         Plan for Managers and Producers)

      Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-33125 (Employee Stock Purchase Plan for
         Employees of Merrill Lynch Partnerships)

      Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

      Registration Statement No. 333-56291 (Long-Term Incentive Compensation
         Plan for Managers and Producers)

      Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-62311 (Replacement Options; Midland Walwyn
         Inc.)

      Registration Statement No. 333-85421 (401(k) Savings and Investment Plan)

      Registration Statement No. 333-85423 (2000 Deferred Compensation Plan
         For a Select Group of Eligible Employees)

      Registration Statement No. 333-92663 (Long-Term Incentive Compensation
         Plan for Managers and Producers)

      Registration Statement No. 333-44912 (2001 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-64676 (1986 Employee Stock Purchase Plan)

      Registration Statement No. 333-64674 (Long-Term Incentive Compensation
         Plan for Managers and Producers)

      Registration Statement No. 333-68330 (2002 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-99105 (2003 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-108296 (2004 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-109236 (Employee Stock Compensation Plan)

Filed on Form S-3:

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      Debt Securities, Warrants, Common Stock, Preferred Securities, and/or
         Depository Shares:

      Registration Statement No. 33-54218

      Registration Statement No. 2-78338

      Registration Statement No. 2-89519

      Registration Statement No. 2-83477

      Registration Statement No. 33-03602

      Registration Statement No. 33-17965

      Registration Statement No. 33-27512

      Registration Statement No. 33-33335

      Registration Statement No. 33-35456

      Registration Statement No. 33-42041

      Registration Statement No. 33-45327

      Registration Statement No. 33-45777

      Registration Statement No. 33-49947

      Registration Statement No. 33-51489

      Registration Statement No. 33-52647

      Registration Statement No. 33-55363

      Registration Statement No. 33-60413

      Registration Statement No. 33-61559

      Registration Statement No. 33-65135

      Registration Statement No. 333-13649

      Registration Statement No. 333-16603

      Registration Statement No. 333-20137

      Registration Statement No. 333-25255

      Registration Statement No. 333-28537

      Registration Statement No. 333-42859

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      Registration Statement No. 333-44173

      Registration Statement No. 333-59997

      Registration Statement No. 333-68747

      Registration Statement No. 333-38792

      Registration Statement No. 333-52822

      Registration Statement No. 333-83374

      Registration Statement No. 333-97937

      Registration Statement No. 333-105098

      Registration Statement No. 333-109802

      Medium Term Notes:

      Registration Statement No.  2-96315

      Registration Statement No. 33-03079

      Registration Statement No. 33-05125

      Registration Statement No. 33-09910

      Registration Statement No. 33-16165

      Registration Statement No. 33-19820

      Registration Statement No. 33-23605

      Registration Statement No. 33-27549

      Registration Statement No. 33-38879

      Other Securities:

      Registration Statement No. 333-02275 (Long-Term Incentive Compensation
 Plan)

      Registration Statement No. 333-24889 (Long-Term Incentive Compensation
         Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

      Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

      Registration Statement No. 333-59263 (Exchangeable Shares of Merrill Lynch
         & Co., Canada Ltd. re: Midland Walwyn Inc.)

      Registration Statement No. 333-67903 (Howard Johnson & Company Resale)

      Registration Statement No. 333-45880 (Herzog, Heine, Geduld, Inc. Resale)

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We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of a Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.


/s/ Deloitte & Touche LLP
New York, New York

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